                                                                   Exhibit 24


                          DIRECTOR'S POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Registration Statement on Form S-3 for the shelf registration under such Act of capital securities of ASBC Capital I, ASBC Capital II, and ASBC Capital III and junior subordinated debt securities of Associated Banc-Corp, hereby constitutes and appoints Brian R. Bodager and Joseph B. Selner, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others.

        Said attorneys-in-fact and agents shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-3 and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-3 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-3 and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of May, 2002.




                                  /s/     Harry B. Conlon
                                  -------------------------------------------
                                  Harry B. Conlon
                                  Director

                          DIRECTOR'S POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Registration Statement on Form S-3 for the shelf registration under such Act of capital securities of ASBC Capital I, ASBC Capital II, and ASBC Capital III and junior subordinated debt securities of Associated Banc-Corp, hereby constitutes and appoints Brian R. Bodager and Joseph B. Selner, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others.

        Said attorneys-in-fact and agents shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-3 and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-3 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-3 and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of May, 2002.




                                  /s/    Robert C. Gallagher
                                  -------------------------------------------
                                  Robert C. Gallagher
                                  Director

                          DIRECTOR'S POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Registration Statement on Form S-3 for the shelf registration under such Act of capital securities of ASBC Capital I, ASBC Capital II, and ASBC Capital III and junior subordinated debt securities of Associated Banc-Corp, hereby constitutes and appoints Brian R. Bodager and Joseph B. Selner, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others.

        Said attorneys-in-fact and agents shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-3 and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-3 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-3 and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of May, 2002.




                                  /s/    Robert S. Gaiswinkler
                                  -------------------------------------------
                                  Robert S. Gaiswinkler
                                  Director

                          DIRECTOR'S POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Registration Statement on Form S-3 for the shelf registration under such Act of capital securities of ASBC Capital I, ASBC Capital II, and ASBC Capital III and junior subordinated debt securities of Associated Banc-Corp, hereby constitutes and appoints Brian R. Bodager and Joseph B. Selner, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others.

        Said attorneys-in-fact and agents shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-3 and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-3 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-3 and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of May, 2002.




                                  /s/   Ronald R. Harder
                                  -------------------------------------------
                                  Ronald R. Harder
                                  Director

                          DIRECTOR'S POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Registration Statement on Form S-3 for the shelf registration under such Act of capital securities of ASBC Capital I, ASBC Capital II, and ASBC Capital III and junior subordinated debt securities of Associated Banc-Corp, hereby constitutes and appoints Brian R. Bodager and Joseph B. Selner, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others.

        Said attorneys-in-fact and agents shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-3 and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-3 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-3 and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of May, 2002.




                                  /s/   William R. Hutchinson
                                  -------------------------------------------
                                  William R. Hutchinson
                                  Director

                          DIRECTOR'S POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Registration Statement on Form S-3 for the shelf registration under such Act of capital securities of ASBC Capital I, ASBC Capital II, and ASBC Capital III and junior subordinated debt securities of Associated Banc-Corp, hereby constitutes and appoints Brian R. Bodager and Joseph B. Selner, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others.

        Said attorneys-in-fact and agents shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-3 and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-3 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-3 and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of May, 2002.




                                   /s/   Robert P. Konopacky
                                   ------------------------------------------
                                   Robert P. Konopacky
                                   Director

                          DIRECTOR'S POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Registration Statement on Form S-3 for the shelf registration under such Act of capital securities of ASBC Capital I, ASBC Capital II, and ASBC Capital III and junior subordinated debt securities of Associated Banc-Corp, hereby constitutes and appoints Brian R. Bodager and Joseph B. Selner, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others.

        Said attorneys-in-fact and agents shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-3 and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-3 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-3 and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of May, 2002.




                                   /s/   George R. Leach
                                   ------------------------------------------
                                   George R. Leach
                                   Director

                          DIRECTOR'S POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Registration Statement on Form S-3 for the shelf registration under such Act of capital securities of ASBC Capital I, ASBC Capital II, and ASBC Capital III and junior subordinated debt securities of Associated Banc-Corp, hereby constitutes and appoints Brian R. Bodager and Joseph B. Selner, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others.

        Said attorneys-in-fact and agents shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-3 and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-3 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-3 and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of May, 2002.




                                  /s/   John C. Meng
                                  -------------------------------------------
                                  John C. Meng
                                  Director

                          DIRECTOR'S POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Registration Statement on Form S-3 for the shelf registration under such Act of capital securities of ASBC Capital I, ASBC Capital II, and ASBC Capital III and junior subordinated debt securities of Associated Banc-Corp, hereby constitutes and appoints Brian R. Bodager and Joseph B. Selner, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others.

        Said attorneys-in-fact and agents shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-3 and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-3 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-3 and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of May, 2002.




                                  /s/   J. Douglas Quick
                                  -------------------------------------------
                                  J. Douglas Quick
                                  Director

                          DIRECTOR'S POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Registration Statement on Form S-3 for the shelf registration under such Act of capital securities of ASBC Capital I, ASBC Capital II, and ASBC Capital III and junior subordinated debt securities of Associated Banc-Corp, hereby constitutes and appoints Brian R. Bodager and Joseph B. Selner, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others.

        Said attorneys-in-fact and agents shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-3 and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-3 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-3 and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of May, 2002.




                                  /s/    John C. Seramur
                                  -------------------------------------------
                                  John C. Seramur
                                  Director

                          DIRECTOR'S POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Registration Statement on Form S-3 for the shelf registration under such Act of capital securities of ASBC Capital I, ASBC Capital II, and ASBC Capital III and junior subordinated debt securities of Associated Banc-Corp, hereby constitutes and appoints Brian R. Bodager and Joseph B. Selner, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others.

        Said attorneys-in-fact and agents shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-3 and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-3 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-3 and to any and all amendments thereto (including post-effective amendments).

        The undersigned hereby grants such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of May, 2002.




                                  /s/   John H. Sproule
                                  -------------------------------------------
                                  John H. Sproule
                                  Director